UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 24, 2007
(Date of earliest event reported)
MARTEK BIOSCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22354	52-1399362

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road Columbia, Maryland	21045	(410) 740-0081

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
SECTION 3 – Securities and Trading Markets
Section 3.03. Material Modification to Rights of Security Holders.
     At the 2007 Annual Meeting of Stockholders held on March 15, 2007, the stockholders of Martek Biosciences Corporation approved amendments to the Corporation’s Restated Certificate of Incorporation, as amended, which had been previously declared advisable by the Board of Directors on January 19, 2007. The amendments eliminate the classification of the Board of Directors and provide for the annual election of directors.
     Since 1995, the Board of Directors of the Corporation has been divided into three classes, as nearly equal in number as possible, with members of each class of directors serving three-year terms. The amendment as approved provides that directors to be elected at the 2008 Annual Meeting and thereafter will now be elected to one-year terms. To facilitate the change to a declassified board structure, each of the two directors elected to a three-year term at the 2007 Annual Meeting has agreed to tender his resignation effective immediately prior to the election of directors at the 2008 Annual Meeting. The directors originally elected to three-year terms at the 2005 Annual Meeting and the 2006 Annual Meeting will serve for the remainder of their unexpired terms.
     The amendments also reduce the vote required to amend Articles SIXTH and TENTH from 80% of votes entitled to cast a vote thereon to a majority of the votes entitled to be cast thereon, consistent with the vote requirement to amend other portions of the Certificate of Incorporation.
     The amendments to the Restated Certificate of Incorporation, as amended, became effective on April 24, 2007, upon the effectiveness of the filing of a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”), a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the amendment to the Restated Certificate of Incorporation is qualified in its entirety by reference to the Certificate of Amendment.
     Contingent upon the effectiveness of the Certificate of Amendment, on April 24, 2007, the Board of Directors of the Corporation adopted certain conforming amendments to the Corporation’s By-laws to reflect the amendments to the Certificate of Incorporation. The Board of Directors additionally amended the By-laws to change the required number of members on the Compensation Committee from four member to three members or any number of members as set from time-to-time by the Board of Directors.
     The amendments to the Corporation’s By-laws are attached hereto as Exhibit 3.2 and are incorporated herein by reference. The foregoing description of the amendment to the By-Laws is qualified in its entirety by reference to Exhibit 3.2.

SECTION 5 – Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The disclosure contained under Item 3.03 above is incorporated by reference herein.
SECTION 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Martek Biosciences Corporation
3.2	Amendments to the By-laws of Martek Biosciences Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007	MARTEK BIOSCIENCES CORPORATION
	By:	/s/ David M. Feitel
David M. Feitel
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Martek Biosciences Corporation
3.2	Amendments to the By-laws of Martek Biosciences Corporation